Filed pursuant to Rule 497(a)

File No. 333-188280

Rule 482ad

Full Circle Capital Closes an Additional $2.4 Million of 8.25% Notes Due 2020 Pursuant to an Exercise of the Underwriters' Option to Purchase Additional Notes

RYE BROOK, NY, July 10, 2013 – Full Circle Capital Corporation (NASDAQ:FULL) (“Full Circle”) announced that it has closed an underwritten public offering of $2.4 million in aggregate principal amount of 8.25% fixed-rate notes due 2020 (the “Notes”) pursuant to an exercise of the underwriters' option to purchase additional notes. On June 28, 2013, Full Circle Capital closed an underwritten public offering of $18.75 million in aggregate principal amount of Notes. The Notes will mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after June 30, 2016. Interest will be payable quarterly beginning September 30, 2013.

Full Circle intends to use the net proceeds from the offering to repay outstanding indebtedness. However, subsequent to such repayment, it intends to borrow additional amounts under its credit facility to make investments in new portfolio companies in accordance with its investment objective and strategies described in the prospectus and for general corporate purposes.

The Notes are listed on the NASDAQ Capital Market under the trading symbol "FULLL."

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and William Blair & Company, LLC acted as joint book-running managers. National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (OTCBB: NHLD), acted as senior lead manager. Gilford Securities Incorporated, Maxim Group LLC and MLV & Co. LLC acted as lead managers. C&Co/PrinceRidge LLC and Dominick & Dominick LLC acted as co-managers.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of Full Circle before investing. The prospectus, dated June 25, 2013, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about Full Circle and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to the Notes has been filed with the Securities and Exchange Commission. This offering is being made solely by means of a prospectus, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, New York 11747, or by telephone at (800) 573-2541; or William Blair & Company, LLC, by telephone at 312-236-1600 or via email request: prospectus@williamblair.com.

About Full Circle Capital

Full Circle Capital Corporation (NASDAQ: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle Capital lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle Capital's filings with the Securities and Exchange Commission. Full Circle Capital undertakes no duty to update any forward-looking statements to reflect subsequent events.

Company Contact:	Investor Relations Contacts:

John E. Stuart, CEO	Stephanie Prince/Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
jstuart@fccapital.com	sprince@lhai.com

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